UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2016 (February 11, 2016)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

 (Exact name of registrant as specified in its charter)

DELAWARE	001-33139	20-3530539
DELAWARE	001-07541	13-1938568
(State of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

8501 Williams Road

Estero, Florida 33928

(Address of principal executive
offices, including zip code)

(239) 301-7000

(239) 301-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 11, 2016, Hertz Vehicle Financing II LP (“HVF II”), a bankruptcy remote, indirect, wholly-owned, special purpose subsidiary of The Hertz Corporation (collectively referred to herein with Hertz Global Holdings, Inc. as “Hertz” or the “Company”), issued $1.06 billion in aggregate principal amount of Series 2016-1 Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D (the “Series 2016-1 Notes”), and Series 2016-2 Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D (the “Series 2016-2 Notes” and, together with the Series 2016-1 Notes, the “Notes”).  The Company utilizes the HVF II securitization platform to finance its U.S. rental car fleet.

The Series 2016-1 Notes and the Series 2016-2 Notes were issued under the Series 2016-1 Supplement and the Series 2016-2 Supplement, respectively, each dated as of February 11, 2016, among HVF II, as Issuer, The Hertz Corporation, as Group I Administrator, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Group I Supplement, dated as of October 31, 2014, between HVF II, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Base Indenture, dated as of October 31, 2014, between HVF II, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

The foregoing summary descriptions of the Notes are qualified in their entirety by reference to the full text of the Series 2016-1 Supplement and the Series 2016-2 Supplement, which are attached as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Certain of the initial purchasers of the notes, and the trustee, and their respective affiliates, have performed and may in the future perform various investment banking, commercial banking, and other financial advisory services for Hertz and its subsidiaries for which they have received and will receive customary fees and expenses, and certain of such parties are also participants in other credit facilities of Hertz and its subsidiaries.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits. The following exhibits are filed as part of this report:

Exhibit	Description

10.1

Series 2016-1 Supplement, dated as of February 11, 2016, among Hertz Vehicle Financing II LP, as Issuer, The Hertz Corporation, as Group I Administrator, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Group I Supplement, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

10.2

Series 2016-2 Supplement, dated as of February 11, 2016, among Hertz Vehicle Financing II LP, as Issuer, The Hertz Corporation, as Group I Administrator, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Amended and Restated Group I Supplement, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee and Securities Intermediary, to the Base Indenture, dated as of October 31, 2014, between Hertz Vehicle Financing II LP, as Issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(Registrant)

By:	/s/ THOMAS C. KENNEDY
Name:	Thomas C. Kennedy
Title:	Senior Executive Vice President and Chief Financial Officer

Date:  February 18, 2016